Real Estate Owned (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of Real Estate Owned Expenses, Net
Net (gain) loss on sales of real estate	$ 345	$ (26)	$ (18)
Write-down of real estate owned	1,433	667	383
Operating expenses, net of rental income	580	545	436
Total	$ 2,358	$ 1,186	$ 801